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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         AUGUST 3, 2006 (AUGUST 1, 2006)

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
            MICHIGAN                                        38-2626206
(STATE OR OTHER JURISDICTION OF                  (I.R.S. EMPLOYER IDENTIFICATION
         INCORPORATION)                                      NUMBER)
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                                     1-14094
                            (COMMISSION FILE NUMBER)

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
      26255 AMERICAN DRIVE
      SOUTHFIELD, MICHIGAN                                    48034
(ADDRESS OF PRINCIPAL EXECUTIVE                             (ZIP CODE)
           OFFICES)
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                                 (248) 358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 1, 2006, Meadowbrook Insurance Group, Inc. (the "Registrant") issued a press release setting forth its financial results for the second quarter and six months ended June 30, 2006.

ITEM 7.01. REGULATION FD DISCLOSURE

The Registrants press release issued on August 1, 2006 provides certain information regarding the Company's anticipated full year 2006 financial results.

The statements made by the Registrant under this item constitute forward-looking statements. Please refer to the Registrant's most recent 10-K, 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially. These forward-looking statements involve risks and uncertainties including, but not limited to the following: the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectibility of reinsurance; increased rate pressure on premiums; obtainment of certain rate increases in current market conditions; investment rate of return; changes in and adherence to insurance regulation; actions taken by regulators, rating agencies or lenders; obtainment of certain processing efficiencies; changing rates of inflation; and general economic conditions. The Registrant is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     a.   None.

     b.   None.

     c.   None.

     d. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

          99.1 Earnings Press Release for the second quarter and six months ended June 30, 2006, issued August 1, 2006.

The information filed as Exhibit 99.1 to this Form 8-K is being furnished in accordance with Items 2.02 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities imposed by that Section. Such information shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2006                   MEADOWBROOK INSURANCE GROUP, INC.
                                        (REGISTRANT)


                                        By: /s/ Karen M. Spaun
                                            ------------------------------------
                                            Karen M. Spaun, Chief Financial
                                            Officer

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                                  EXHIBIT INDEX

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
EXHIBIT NO.   DOCUMENT DESCRIPTION
-----------   --------------------
    99.1      Earnings Press Release for the second quarter and six months ended
              June 30, 2006, issued August 1, 2006.
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